Supplement to the

Fidelity® Blue Chip Growth Fund Class F (FBCFX), Fidelity Series Small Cap Opportunities Fund Class F (FSOFX), Fidelity Small Cap Growth Fund Class F (FCPFX), and Fidelity Small Cap Value Fund Class F (FSVFX)
Funds of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

September 28, 2013

This Statement of Additional Information dated September 28, 2013 is no longer applicable for Fidelity Small Cap Growth Fund.

F-COM7B-13-02  November 15, 2013
1.907260.108